UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2007

INVESCO PLC
(Exact name of registrant as specified in its charter)

England and Wales	001-13908	98-0407710
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 Peachtree Street, N.E., Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (404) 892-0896
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On September 25, 2007, the company announced that the Board of Directors of the company has proposed to its shareholders, among other matters, that the company move its primary listing from the London Stock Exchange to the New York Stock Exchange. On September 25, 2007, the company issued a press release with respect to the above and posted a set of Frequently Asked Questions (FAQ) on its Web site. Copies of the press release and FAQs are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 25, 2007 issued by INVESCO PLC
99.2	Frequently Asked Questions, dated September 25, 2007 issued by INVESCO PLC

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESCO PLC
By:	/s/ Michael S. Perman
Michael S. Perman
Company Secretary

Date: September 25, 2007

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated September 25, 2007 issued by INVESCO PLC
99.2	Frequently Asked Questions, dated September 25, 2007 issued by INVESCO PLC

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